SUPPLEMENT TO PROSPECTUS OF
                     EVERGREEN EQUITY AND FIXED INCOME FUNDS


I. Evergreen Capital Income and Growth Fund, Evergreen Municipal Income Fund, and Evergreen Short-Duration Income Fund (the "Funds")

         Effective March 10, 2000, the Funds will be reorganized into existing Evergreen Funds and will no longer be available for sale.

         On October 15, 1999, shareholders of each of the Funds ("Acquired Fund") approved the reorganization of their Fund into an existing Evergreen Fund ("Acquiring Fund") to be effective March 10, 2000. In the reorganization, all of the assets of an Acquired Fund will be transferred to an Acquiring Fund (as noted below) and shareholders of the Acquired Fund will receive shares of the appropriate Acquiring Fund in exchange for their shares.

Acquired Fund                                                 Acquiring Fund
-------------                                                 --------------
Evergreen Capital Income and Growth Fund                      Evergreen Capital Balanced Fund
  (formerly Mentor Income and Growth Portfolio)                 (formerly Mentor Balanced Portfolio)
Evergreen Municipal Income Fund                               Evergreen Municipal Bond Fund
  (formerly Mentor Municipal Income Portfolio)
Evergreen Short-Duration Income Fund                          Evergreen Short-Intermediate Bond Fund
  (formerly Mentor Short-Duration Income Portfolio)


         Immediately   after   the   reorganization   is   complete,   Evergreen
Short-Intermediate Bond Fund will change its name to "Evergreen Short-Duration Income Fund."

         For more information on the Acquiring Funds, call the Evergreen Service Company at 1-800-343-2898.


February 1, 2000                                                  XXXXXX   2/00